Obligor File Name         Obligor #    Obligation Number Officer #   Amount
Secured Digital Storage   03800393956                    43696     $1,216,369.59
LLC
                                                    Dated as of January 31, 2009
Chicago, Illinois

                                    TERM NOTE

         This Note (as modified from time to time, the "Note") has been executed by SECURED DIGITAL STORAGE LLC, a limited liability company organized under the law of the State of Nevada ("Borrower"), with Borrower's principal residence or office at 2001 Butterfield Road, Suite #1050, Downers Grove, IL 60515. If more than one person or entity executes this Note, "Borrower" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several. Various capitalized terms have the meanings set forth in the Section entitled "DEFINITIONS."

1.    TERM LOAN.

         (a) FOR VALUE RECEIVED, on April 30, 2009 (the "Scheduled Maturity Date"), Borrower promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its banking office at 50 South LaSalle Street, Chicago, IL 60603, or at such other place as Lender may direct, the principal sum of One Million Two Hundred Sixteen Thousand Three Hundred Sixty-Nine and 59/100 United States Dollars ($1 ,2 1 6,369.59)(the "Loan") made by Lender to
Borrower hereunder. The Loan and the Related Documents evidence Borrower's fulfillment of its reimbursement obligations to Lender for a draw made under a letter of credit previously issued by Lender at the request and for the account of Borrower. No funds will be advanced by Lender to Borrower upon the execution and delivery of this Note.

         (b) Lender has no obligation to refinance this Note.

         (c) Borrower agrees to furnish to Lender such certified copies of Constituent Documents, resolutions, legal opinions, and other documents as Lender may request and in such form as Lender may request.

2.  DEFINITIONS.

 (a) As used in this Note the following terms shall have the indicated meanings:
         "Constituent Documents" means the articles or certificate of incorporation, by-laws, partnership agreement, certificate of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, certificate of formation, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not a natural person.

         "Dollar" and "$" means lawful money of the United States of America, unless otherwise specified.

         "Event of Default"--see Section entitled "EVENTS OF DEFAULT."




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 "Guarantor" means MELLON ENTERPRISES  LIMITED  PARTNERSHIP and any other person who now or hereafter guarantees payment or collection of all or any part of this Note or provides any collateral for this Note.

         "Lender Affiliate" means Northern Trust Corporation or any direct or indirect subsidiary of Northern Trust Corporation (other than Lender itself).

         The term "person" includes both natural persons and organizations.

         "Related Document(s)" means this Note as well as any note, agreement, guaranty, Swap Agreement, or other document or instrument previously, now or hereafter delivered to Lender in connection with this Note.

         "Related Party(ies)" means any Guarantor, any Subsidiary, and any general or limited partner, controlling shareholder, joint venturer, member or manager, of Borrower.

         "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Borrower owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise.

         "Swap Agreement(s)" means any International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement and Schedule thereto, and any confirmations or other related documents or agreements thereunder pertaining to interest rate swaps or similar products, and any other documents or instruments pertaining to interest rate swaps or similar products, in each case if entered into with or through Lender or any Lender Affiliate.

         "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

         (b) As used in this Note, unless otherwise specified: the term "including" means "including without limitation;" the term "days" means "calendar days"; and terms such as "herein," "hereof' and words of similar import refer to this Note as a whole. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time (the "UCC"). Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Note.

3.  INTEREST; PAYMENTS & PREPAYMENTS.
         (a) Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at the rate per year equal to the "Prime-Based Rate", which shall mean the greater of(i) three percent (3%) or
(ii) the Prime Rate plus two percent (2.000%). For purposes hereof, "Prime Rate" means the rate announced from time to time by Lender called its prime rate, which at any time may not be the lowest rate charged by Lender. Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate. Borrower may prepay this Note without penalty or premium, provided that any partial prepayment shall be in the amount of at least $10,000.


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         (b) Notwithstanding the foregoing,  if an Event of Default has occurred and is continuing, Borrower agrees to pay interest on the Loan until paid at a rate equal to two percent (2%) in addition to the rate otherwise applicable under this Note (and in any event not less than the rate in effect on the date the Event of Default first occurs). Notwithstanding the foregoing or any other provision hereof or of any Related Document, in no event shall the interest rate under this Note exceed the maximum interest rate allowed under applicable law.

         (c) Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid or prepaid. Borrower agrees to pay accrued interest at maturity, whether by acceleration or otherwise. After maturity, whether by acceleration or otherwise, interest shall be payable on demand.

4.  CROSS-REFERENCES.
         (a) This Note is secured without limitation as provided in the following and all related documents, in each case as amended, modified, renewed, restated or replaced from time to time:

Pledge Agreement dated as of December 14, 2007, executed by MELLON ENTERPRISES LIMITED PARTNERSHIP

         (b) Payment of this Note has been unconditionally guaranteed by MELLON ENTERPRISES LIMITED PARTNERSHIP.

5. USE OF PROCEEDS. Borrower represents and warrants that the proceeds of this Note were used solely for business purposes, and not for personal, family or household use, within the meaning of Federal Truth-in-Lending and similar state laws and regulations.

6.  REPRESENTATIONS AND WARRANTIES.
         (a) Borrower represents and warrants to Lender that:

                 (i) Borrower's exact complete legal name, type of organization and jurisdiction of organization or formation are as set forth in the preamble hereto. Borrower has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble hereto. During the five (5) years and six months prior to the date hereof:

                          (A) Borrower has not been known by any legal name different from the one set forth in the preamble hereto nor has Borrower been the subject of any merger, consolidation, or other corporate or organizational reorganization.

                          (B) Borrower's place of business or, if Borrower has more than one place of business, Borrower's chief executive office has been at Borrower's address set forth in the preamble hereto.

                 (ii) Borrower (if Borrower is not a natural person) and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Borrower. The execution, delivery and performance of this Agreement and all Related Documents are within Borrower's powers and have been authorized by all necessary action required by law and (unless Borrower is a natural person) Borrower's Constituent Documents.

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     (iii) The  execution,  delivery and  performance  of this Agreement and all
   Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Borrower or its property.

                  (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Borrower or any Related Party since the date of the latest financial statements provided by or on behalf of Borrower or any Related Party to Lender.

                 (v) Borrower has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

         (b) The request or application for any(the) Loan shall be a representation and warranty by Borrower as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Borrower's representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

7. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default":

         (a) (i) failure to pay, when and as due, any principal, interest or other amounts payable hereunder or under any Related Document; (ii) failure to comply with or perform any agreement or covenant of Borrower contained herein or in any Related Document, which failure does not otherwise constitute an Event of Default, subject to any applicable notice, grace or cure period; or (iii) if Borrower or any Related Party is a natural person, failure to furnish or cause to be furnished to Lender when and as requested by Lender, but not more often than once every twelve months, fully completed personal financial statements of Borrower or such Related Party on Lender's then-standard form together with such supporting information pertaining to creditworthiness of Borrower or such Related Party as Lender may reasonably request; or

         (b) any default, event of default, or similar event shall occur or continue under any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

         (c) there shall occur any default or event of default, any similar event, any event that requires the prepayment of borrowed money or permits the acceleration of the maturity thereof, or any event or condition that might become any of the foregoing with notice or the passage of time or both, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower or any Related Party, or under the terms of any document or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable notice, grace or cure period; or

         (d) any representation, warranty, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower or any Related Party to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

         (e) this Note or any Related Document, including any guaranty of or pledge of collateral security for this Note, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

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  (f) Borrower or any Related Party (in each case if not a natural person) shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each
    jurisdiction                            where   failure   to  do  so   would
                                            reasonably  be  expected  to  have a
                                            material   adverse   impact  on  the
                                            assets,  condition  or  prospects of
                                            Borrower or any Related Party; or

         (g) Borrower or any Related Party shall die, be declared legally incompetent, dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; or

         (h) any person or entity presently not in control of a Borrower or Related Party which is not a natural person shall obtain control directly or indirectly of such a Borrower or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

         (i) any proceeding (judicial or administrative) shall be commenced against Borrower or any Related Party, or with respect to any of their assets, which would reasonably be expected to have a material and adverse effect on the ability of Borrower to repay this Note; or a judgment or settlement shall be entered or agreed to in any such proceeding which would reasonably be expected to have a material and adverse effect on the ability of Borrower to repay this Note; or any garnishment, summons, writ of attachment, citation, levy or the Like is issued against or served upon Lender for the attachment of any property of Borrower or any Related Party in Lender's possession or control; or

         (j) Lender shall not have a security interest in any collateral for this Note, of first-priority except as allowed by the applicable Related Documents, and enforceable in accord with the applicable Related Documents; or any notice of a federal tax lien against Borrower or any Related Party shall be filed with any public recorder; or

         (k) there shall be any material loss or depreciation in the value of any collateral for this Note for any reason (except that the preceding part of this subsection shall not apply if Borrower and any Related Party are in compliance with any "Minimum Liquidity Balance" or other specific borrowing base or like requirement under all Related Documents); or Lender shall otherwise reasonably deem itself insecure; or, unless expressly permitted by this Note or the Related Documents, all or any part of any such collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Lender's prior written consent; or

         (l)   any   bankruptcy,   insolvency,   reorganization,    arrangement,
readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower or any Related Party, and, if instituted against Borrower or any Related Party, shall not be dismissed or vacated within sixty (60) days after the filing or other institution thereof; or

         (m) Borrower or any Related Party shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

8.  DEFAULT REMEDIES.
         (a) Upon the occurrence and during the continuance of any Event of Default specified in (a)(k) of the Section entitled "EVENTS OF DEFAULT," Lender at its option may declare this Note (principal, interest and other amounts) immediately due and payable without notice or demand of any kind, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY BORROWER, whereupon the entire unpaid principal balance of this Note, all interest accrued thereon, and any other amounts payable hereunder shall thereupon at once mature and become due and payable. Upon the occurrence of any
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Event of  Default  specified  in  (l)-(m)  of the  Section  entitled  "EVENTS OF
DEFAULT," this Note (principal, interest and other amounts) shall be immediately and automatically due and payable without notice, demand or other action of any kind, ALL OF WHICH ARE HEREBY EXPRESSLY WAiVED BY BORROWER. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any rights and remedies under this Note, any Related Document or other document or instrument (including any Related Document pertaining to collateral), and at law or in equity. The time of payment of this Note is also subject to acceleration if an Event of Default occurs.

         (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or Unmatured Event of Default which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     (c) ALL  CO-SIGNERS  AND  ENDORSERS  OF THIS  NOTE  ARE TO BE  REGARDED  AS
PRINCIPALS AS TO THEIR RESPECTIVE JOINT AND SEVERAL LIABILITY TO ANY LEGAL HOLDER HEREOF. THE BORROWER, AND EACH OF THE GUARANTORS, SURETIES AND ENDORSERS, HEREBY EXPRESSLY AND SEVERALLY WAIVE GRACE, AND ALL NOTICES, DEMANDS, PRESENTMENTS FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION OF THE INDEBTEDNESS DUE HEREUNDER, AND DILIGENCE IN COLLECTING THIS NOTE OR ENFORCING ANY SECURITY RIGHTS OF LENDER UNDER ANY DOCUMENT SECURING THIS NOTE, AND AGREE: (I) THAT LENDER OR OTHER LEGAL HOLDER OF THIS NOTE MAY, AT ANY TIME, AND FROM TIME TO TIME, ON REQUEST OF OR BY AGREEMENT WITH BORROWER, EXTEND THE DATE OF MATURITY OF ALL OR ANY PART HEREOF, WITHOUT NOTIFYING OR CONSULTING WITH ANY BORROWER OR PRINCIPAL HEREOF, WHO SHALL REMAIN FULLY OBLIGATED FOR THE PAYMENT HEREOF; (II) THAT IT WILL NOT BE NECESSARY FOR LENDER OR ANY HOLDER HEREOF, IN ORDER TO ENFORCE PAYMENT OF THIS NOTE, TO FIRST INSTITUTE OR EXHAUST ITS REMEDIES AGAINST BORROWER OR OTHER PARTY LIABLE THEREFOR OR TO ENFORCE ITS RIGHTS AGAINST ANY SECURITY FOR THIS NOTE; AND (II!) TO ANY SUBSTITUTION, EXCHANGE OR RELEASE OF ANY SECURITY NOW OR HEREAFTER GIVEN FOR THIS NOTE OR THE RELEASE OF ANY PARTY PRIMARILY OR SECONDARILY LIABLE HEREON.

9. NO INTEREST OVER LEGAL RATE. It is the intent of Lender and Borrower in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other

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instruments  now or hereafter  executed in connection  herewith  which may be in apparent conflict herewith. The holder of this Note expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan evidenced by this Note exceeds the applicable maximum lawful rate, the holder of this Note shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note Borrower acknowledges that it believes the Loan evidenced by this Note to be non-usurious and agrees that if, at any time, Borrower should have reason to believe that such loan is in fact usurious, it will give the holder of this Note notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Illinois or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

10. PAYMENTS, ETC. All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder or under any Related Document, with the amount of such payment subject in Lender's discretion to availability of collected balances. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note, the proceeds, Lender, Borrower or any Related Party by any government or political subdivision thereof. Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

11. SETOFF. If an Event of Default has occurred and is continuing, then, to the maximum extent permitted by law, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or any affiliate or subsidiary of Lender, or its or their nominee or bailee, may (at any time and without notice of any kind) be set off against and applied in payment of any obligation hereunder or under any Related Document.

12. NOTICES. Except as and if otherwise provided herein, all notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed

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or delivered if to Lender to its banking office indicated in the preamble hereto
(Attention: Private Banking) and if to Borrower to its address set forth in the preamble hereto, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

13. MISCELLANEOUS. This Note, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (I) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the UCC provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Note shall bind Borrower, its(his)(her) heirs, trustees
(including successor and replacement trustees), executors, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any rights or obligations hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including reasonable attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith.

14. WAIVER OF JURY TRIAL, ETC. BORROWER AND (BY ITS ACCEPTANCE HEREOF AS EVIDENCED BY ITS MAKING OF THE LOAN(S)) LENDER HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE OFFICE OF LENDER INDICATED IN THE PREAMBLE HERETO IS LOCATED. BORROWER AND (BY ITS ACCEPTANCE HEREOF AS EVIDENCED BY ITS MAKING OF THE LOAN(S)) LENDER HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS NOTE OR ANY RELATED DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE LOAN(S).

To the maximum extent permitted by applicable law, Lender is hereby authorized by Borrower without notice to Borrower to fill in any blank spaces and dates herein or in any Related Document to conform to the terms of the transaction and/or understanding evidenced hereby.

THIS NOTE AND THE RELATED DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                                8 of 9

                                    BORROWER:
SECURED DIGITAL STORAGE LLC



By:
    DOUGLAS STUKEL, MANAGER

                                   CERTIFICATE
             NO AMENDMENT TO ARTICLES OF ORGANIZATION AND OPERATING
                                    AGREEMENT



                 The undersigned does hereby certify that the Articles of Organization and Operating Agreement of SECURED DIGITAL STORAGE LLC, a Nevada limited liability company, as previously furnished to The Northern Trust Company under Certificate(s) dated December 12, 2007, have not been amended, modified, terminated or rescinded in any respect since such date, and remain in full force and effect.


                 Dated as of January 31, 2009.




                                   SIGNATURE _______________________
                                             Douglas Stukel, Manager

                                   CERTIFICATE
                        BORROWING RESOLUTION & INCUMBENCY
                            LIMITED LIABILITY COMPANY

      The undersigned certifies that set forth below is a copy of a Resolution of the members and managers of SECURED DIGITAL STORAGE LLC, a South Dakota limited liability company ("Borrower") which Resolution was properly adopted, has not been modified or rescinded, and is still in effect:

      "BE IT RESOLVED THAT:

      "1. Borrower borrow from The Northern Trust Company (`Lender') an amount not to exceed One Million Two Hundred Sixteen Thousand Three Hundred Sixty Nine and 59/100 UNITED STATES DOLLARS ($1,216,369.59) at any one time outstanding pursuant to the terms of the Master Note (the foregoing document(s), together with any related documents and instruments, being collectively referred to as the `Loan Document(s)') filed with this resolution.

      "2. The form of the Loan Document(s) is approved.

      "3. Any member or manager of Borrower, or any officer of any member or manager of Borrower which is a corporation, be and each hereby is, acting alone or jointly, designated to execute and deliver the Loan Documents with such changes as (s)he may approve as evidenced by his (her) execution of the Loan Documents; that any member or manager of Borrower, or any officer of any member or manager of Borrower which is a corporation, be and each hereby is, acting alone or jointly, authorized to request borrowings under the Loan Documents, to execute and deliver from time to time any other documents and instruments in connection therewith, whether or not specifically referenced in the Loan Documents, and to take any actions deemed necessary or appropriate by such person to carry out the provisions of the Loan Documents and such other documents and instruments; that any member or manager of Borrower, or any officer of any member or manager of Borrower which is a corporation, be and each hereby is, acting alone or jointly, authorized to grant security interests in, mortgage, pledge, or assign any property, whether owned or claimed, real, personal, or other (including rights therein or thereto, intangibles, and securities), from time to time as collateral for the borrowings and performance of obligations undertaken in respect of the borrowings, and to execute from time to time agreements, documents, and amendments as are deemed necessary or appropriate by such person to collateralize the borrowings and maintain a prior and perfected security interest in the collateral in Lender.

      "4. Any actions of the type set forth above previously taken by any of the foregoing persons are hereby approved, adopted and ratified."

      The undersigned does hereby further personally certify that he is the sole manager of Borrower.

      Dated as of January 31, 2009.


                                  SIGNATURE ________________________
                                            Douglas Stukel, Manager

      The undersigned [MAY NOT BE THE SAME PERSON WHO SIGNS ABOVE] hereby certifies that the person who executed the foregoing portion of this Certificate on behalf of Borrower has been duly elected or appointed as Manager of Borrower, and that set forth above is the signature of such person.

                                        SIGNATURE_______________________

                                        PRINT NAME _____________________


                                        TITLE __________________________

                                        SECURED DIGITAL STORAGE LLC


*These two blanks should be the same.